Exhibit 99.2

1 2013 Fourth Quarter and Full Year Review Roger W. Stone Chairman and Chief Executive Officer Andrea K. Tarbox Vice President and Chief Financial Officer February 10, 2014

Forward Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of non-U.S. GAAP to U.S. GAAP financial measures is available on the Company’s website at KapStonepaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors 2

$36 $21 $73 $68 $94 $91 $202 2007 2008 2009 2010 2011 2012 2013 $s in Millions $224 $492 $626 $782 $906 $1,217 $1,748 2007 2008 2009 2010 2011 2012 2013 $s in Millions $50 $78 $27 $95 $165 $183 $333 2007 2008 2009 2010 2011 2012 2013 3 $s in Millions Accelerating Growth in Key Value Drivers FY Net Sales FY Adj. EBITDA* *Adjusted to exclude alternative fuel mixture credits, non-cash stock compensation, acquisition, start up and other costs, and dunnage bag business sold in March 2009 **Adjusted to exclude alternative fuel mixture credits and dunnage bag business sold in March 2009 POWERFUL CASH GENERATOR FY Adjusted Free Cash Flows** STRONG, PROFITABLE GROWTH IN NET SALES AND ADJ. EBITDA* Q4 2013 generated $89 million of free cash flow, or $0.92 per share FY 2013 FCF, up $111 million or 122%, over FY 2012 FY 2013 FCF per share hit $2.09

Years Ended December 31, ($ in millions, except per share data) 2013 A Record Smashing Year 2013 2012 Inc / (Dec) Inc / (Dec) Net Sales $1,748 $ 1,217 $ 531 44% EBITDA $ 316 $ 172 $ 144 84% Adj. EBITDA* $ 333 $ 183 $ 150 82% Net Income $ 127 $ 63 $ 64 102% Adj. Net Income** $ 138 $ 71 $ 67 94% Diluted EPS $ 1.32 $ 0.65 $ 0.67 103% Adj. Diluted EPS** $ 1.42 $ 0.74 $ 0.68 92% Full Year Financial Results *Adjusted to exclude non-cash stock compensation, and acquisition, start up and other costs **Adjusted to exclude items above, realization of uncertain tax benefit relating to AFTC in 2013 and income tax adjustments in 2013 and 2012 4

$183 $116 $77 $33 $5 $5 $333 $ in Millions $1,217 $440 $77 $14 $1,748 $ in Millions 5 Full Year 2013 Compared to 2012 *Adjusted to exclude non-cash stock compensation and acquisition related costs LV Acquisition and Higher Prices Drive Increased Sales and Adjusted EBITDA* LV acquisition added $440 million in revenues and $116 million of adjusted EBITDA Legacy operations achieved record year for both net sales and adjusted EBITDA Average mill selling prices for 2013 were up $44 per ton to $666 mainly reflecting containerboard and corrugated products price increases Domestic containerboard sales volume increased 15% due to higher demand for ultra performance containerboard grades Export containerboard sales decreased by 30% due to higher domestic sales and increased use for internal consumption Corrugated product sales volume increased 4% Inflation was primarily driven by higher fiber costs due to the extremely wet 2013 year as compared to the relatively dry 2012 year Net Sales Adjusted EBITDA*

Highly Accretive with Additional Benefits to Come Q4 2013 was first full quarter to include Longview results. Longview acquired July 18, 2013 Annualized synergies of $9 million transacted on by December 31, 2013 Benefits of $3 million recognized in Q4 2013 adjusted EBITDA Synergy target of $18 million of annualized benefits to be transacted by late 2015 remains unchanged A less favorable product mix reflects a seasonally higher percentage of roll pulp shipments and impacted EBITDA by $3 million in Q4 o Q1 2014 mix has returned to normal levels $54 $62 $116 Q3 2013 Q4 2013 YTD 2013 Adjusted EBITDA* 6 Longview Acquisition $199 $241 $440 Q3 2013 Q4 2013 YTD 2013 Net Sales $0.24 $0.28 $0.52 Q3 2013 Q4 2013 YTD 2013 Adjusted Diluted EPS** *Adjusted to exclude one time acquisition costs **Adjusted to exclude one time acquisition costs and includes all related interest expense and amortization of financing fees

($ in Millions, except per share) Q4 2013 Q4 2012 Inc/(Dec) Q3 2013 Inc/(Dec) Net Sales $ 563 $ 301 87% $ 539 4% EBITDA $ 106 $ 36 194% $ 110 ( 4%) Adj. EBITDA* $ 110 $ 38 189% $ 117 ( 6%) Net Income $ 43 $ 10 330% $ 44 ( 2%) Adj. Net Income** $ 44 $ 13 238% $ 51 (14%) Diluted EPS $ 0.45 $ 0.11 309% $ 0.46 ( 2%) Adj. Diluted EPS** $ 0.45 $ 0.14 221% $ 0.53 (15%) Fourth Quarter Financial Results 7 *Adjusted to exclude non-cash stock compensation and acquisition, start up and other costs **Adjusted to exclude items above, realization of unrecognized tax benefit relating to AFTC in 2013 and income tax adjustments

$117 $8 $11 $5 $3 $4 $110 $ in Millions $539 $42 $18 $563 Q3 2013 Acquisition Volume/Mix Q4 2013 $ in Millions Benefits from Acquisition Reduce Impact of Planned Outages 8 Q4 2013 Compared to Q3 2013 Sales up $24 million reflecting: Full quarter of Longview (92 days versus 75 days) Seasonally less favorable product mix negatively impavted Longview’s adjusted EBITDA by $3 million Lower legacy mill production volume of 16,000 tons Primarily from annual outages 12,500 tons Remainder from lower productivity due to non-ongoing production problems Seasonally less favorable product mix at legacy mills resulting in negative impact to adjusted EBITDA of approximately $2 million Net Sales *Adjusted to exclude non-cash stock compensation and acquisition, start up and other costs Adjusted EBITDA*

$38 $62 $17 $4 $2 $7 $6 $110 $ in Millions Adjusted EBITDA* $301 $241 $17 $4 $563 $ in Millions 9 Q4 2013 Compared to Q4 2012 Price reflects average legacy mill revenue increase of $43 to $677 per ton and higher corrugated prices Primarily on domestic and export containerboard price increases Legacy mills struggled with some operating issues which have now been corrected Planned mill outages were $3 million less in Q4 2013 than Q4 2012 Inflation mainly on higher wood costs Temporary operational issues at legacy mill *Adjusted to exclude non-cash stock compensation and acquisition, start up and other costs Acquisition Drives Gains in Net Sales and Adjusted EBITDA* Net Sales

Rapidly De-Levering Debt and Reducing Interest Rate $15 $(1) $39 $75 $89 Q4 2012 Q1 2013 Q2 2013 Q3 2014 Q4 2013 FCF - Adjusted Free Cash Flow, Debt and Liquidity Adjusted free cash flow was $89 million for Q4 2013, up $74 million over Q4 2012 $0.92 per diluted share Capex for Q4 2013 was $40 million $11 million - maintenance related $7 million for Charleston upgrade Capex for FY 2013 was $97 million 10 $0.15 $(0.01) $0.41 $0.77 $0.92 Q4 2012 Q1 2013 Q2 2013 Q3 2014 Q4 2013 Adjusted Quarterly Free Cash Flow FCF per Share Debt to EBITDA leverage ratio* 3.8 times - July 18** 2.7 times - Dec. 31 Debt at December 31, 2013 - $1,224 million $755 million at 2.4% $469 million at 2.7% Down from $1,313 million, or $89 million from September 30th Interest rates will drop 25 bps in March due to step down on loan pricing grid Available revolver balance is $395 million in addition to $300 million accordion *Calculated per bank agreement **Closing date of Longview acquisition

Pensions and Taxes 11 Pensions and other postretirement benefits On a consolidated basis, pension and postretirement benefits are overfunded by $47 million as of December 31, 2013 Funded status improved by $60 million from 2012 year end o Good investment returns during year o Favorable discount rate Q4 2013 book tax rate of 31.6% included Recognition of the $5 million reversal of tax reserve for AFTC credit Partially offset by higher state income taxes due to a deferred tax adjustment for tax rate changes related to the Longview acquisition Cash tax rate for full year 2013 was 2%

Summary of Key Assumptions for Q1 2014 12 Kraft paper price increase of $50 per ton effective March 1, 2014 Full benefit expected by mid-Q2 2014 $30 million annualized benefit expected by mid-Q2 2014 Improved product mix from Q4 2013 Q1 2014 has 2 less mill production days than Q4 2013 but 2 additional corrugated shipping days Q1 2014 current planned outages and major maintenance $14 million expense Loss of 14,200 tons due to CHS machine 3 project completed on February 5th Relatively stable wood costs from Q4 2013 Extreme cold weather impacts Higher energy costs Some production and shipping interruptions CAPEX expected to be $30 million including about $7 million for completion of the Charleston machine number 3 project

Summary of Key Assumptions for Full Year 2014 Full year of Longview operations versus five and a half months in 2013 Pricing Full year of domestic containerboard and corrugated price increases o West coast medium reductions not expected to have significant impact Benefits from 2014 $50 per ton Kraft paper price increase Slightly higher costs for raw materials as year progresses CAPEX expected to be $110 million Weighted average interest rate on term loans expected to be reduced to approximately 2.25 percent effective March 2014 based on current LIBOR rates Estimated effective income tax rate from operations of 35% Cash tax rate expected to be slightly higher 13

Appendix

20% 15% 12% 2011 2012 2013 30% 29% 29% 2011 2012 2013 15 1349 1558 2080 1369 1680 2203 000s of Tons Tons Produced / Sold 2011 2012 2013 Components of Annual Net Sales $627 $622 $669 2011 2012 2013 Avg. Revenue per Mill Ton Domestic CB 19% 12% 10% Export CB 2011 2012 2013 20% 15% 17% 2011 2012 2013 7% 6% 5% 2011 2012 2013 DuraSorb Kraft Paper Kraftpak Product Mix 4% 23% 27% 2011 2012 2013 Corrugated

20% 15% 16% 2011 2012 2013 30% 29% 33% 2011 2012 2013 16 1349 1558 1547 1369 1680 1667 000s of Tons Tons Produced / Sold 2011 2012 2013 Components of Annual Net Sales (Legacy KapStone) $627 $622 $666 2011 2012 2013 Avg. Revenue per Mill Ton Domestic CB 19% 12% 9% Export CB 2011 2012 2013 20% 15% 12% 2011 2012 2013 7% 6% 7% 2011 2012 2013 DuraSorb Kraft Paper Kraftpak Product Mix 4% 23% 23% 2011 2012 2013 Corrugated

14% 10% 9% Q4 2012 Q3 2013 Q4 2013 31% 29% 25% Q4 2012 Q3 2013 Q4 2013 17 383 634 671 408 662 703 000s of Tons Tons Produced / Sold Q4 2012 Q3 2013 Q4 2013 Components of Quarterly Net Sales $634 $682 $670 Q4 2012 Q3 2013 Q4 2013 Avg. Revenue per Mill Ton Domestic CB 12% 9% 12% Export CB Q4 2012 Q3 2013 Q4 2013 13% 20% 21% Q4 2012 Q3 2013 Q4 2013 7% 4% 4% Q4 2012 Q3 2013 Q4 2013 DuraSorb Kraft Paper Kraftpak Product Mix 23% 28% 29% Q4 2012 Q3 2013 Q4 2013 Corrugated

14% 15% 16% Q4 2012 Q3 2013 Q4 2013 31% 33% 32% Q4 2012 Q3 2013 Q4 2013 18 383 394 378 408 425 403 000s of Tons Tons Produced / Sold Q4 2012 Q3 2013 Q4 2013 Components of Quarterly Net Sales (Legacy KapStone) $634 $683 $677 Avg. Revenue per Mill Ton Domestic CB 12% 10% 10% Export CB Q4 2012 Q3 2013 Q4 2013 13% 12% 11% Q4 2012 Q3 2013 Q4 2013 7% 7% 6% Q4 2012 Q3 2013 Q4 2013 DuraSorb Kraft Paper Kraftpak Product Mix 23% 24% 25% Q4 2012 Q3 2013 Q4 2013 Corrugated Q4 2012 Q3 2013 Q4 2013

Financial Impact ($ in Millions) Q1 Q2 Q3* Q4 2013 Actual $ 4.7 $ 8.5 $ 1.1 $ 10.5 2014 Expected $ 13.6 $ 3.1 $ 4.1 $ 17.1 Maintenance Outage Expense & Production Impact 19 Production Impact (Tons) Q1 Q2 Q3 Q4 2013 Actual - 9,432 - 12,500 2014 Expected 14,200** - - 12,500 * Q3 2013 outage was at the Longview mill **The 14,200 ton impact is largely attributed to the previously announce capital project on Charleston PM3